Exhibit 99.1

June 17, 2011

China Bio-Energy Corp.
Board of Directors,
Pudong Building, 2nd Floor, Jiulong Avenue, Longwen District
Zhangzhou City, Fujian Province
363000, China

Dear Sirs,

I hereby certify that my resignation as director and Chief Financial Officer is not the result of any disagreement with China Bio-Energy Corp. (the “Company”) on any matter relating to its operation, policies (including accounting or financial policies) or practices.

I have read Item 5.02 of the Current Report on Form 8-K to be filed by the Company on June 22, 2011 regarding my resignation and I agree with the disclosures the Company made in such Form 8-K.

Sincerely,

/s/Jingmei Weng
Jingmei Weng